SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): February 17, 2016

BMW VEHICLE LEASE TRUST 2016-1 (Exact name of Issuing Entity as specified in its charter)
BMW AUTO LEASING LLC (Exact name of Depositor as specified in its charter)
BMW FINANCIAL SERVICES NA, LLC (Exact name of Sponsor as specified in its charter)
FINANCIAL SERVICES VEHICLE TRUST (Exact name of co-registrant as specified in its charter)
Delaware	333-205553-02	22-2013053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Chestnut Ridge Road Woodcliff Lake, NJ 07677
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 307-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement
On February 17, 2016, BMW Auto Leasing LLC (“BMW LLC”) transferred a special unit of beneficial interest in certain vehicle leases and the related leased vehicles (the “SUBI”) to BMW Vehicle Lease Trust 2016-1 (the “Trust”).  The Trust granted a security interest in the SUBI to U.S. Bank National Association, and issued: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $183,000,000; (ii) Class A-2a Asset-Backed Notes in the aggregate original principal amount of $200,000,000; (iii) Class A-2b Asset-Backed Notes in the aggregate original principal amount of $200,000,000; (iv) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $337,000,000; and (v) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $80,000,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file a copy of the Indenture, 2016-1 SUBI Servicing Supplement, Vehicle Trust Supplement, SUBI Certificate Transfer Agreement, Issuer SUBI Certificate Transfer Agreement, Amended and Restated Trust Agreement, Issuer Administration Agreement, Back-Up Security Agreement, Asset Representations Review Agreement and Control Agreement (as listed below) executed in connection with the issuance of the Notes.
Item 9.01.  Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)            Exhibits:

1.1*	Underwriting Agreement dated February 9, 2016 among BMW Financial Services NA, LLC (“BMW FS”), BMW LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as representative of the several underwriters named therein.

4.1	Indenture, dated as of February 17, 2016, between the Trust and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

10.2	2016-1 Vehicle Trust Supplement, dated as of February 17, 2016, between BMW Manufacturing L.P., as grantor and UTI Beneficiary (“BMW LP”), and BNY Mellon Trust of Delaware, formerly known as The Bank of New York (Delaware), as vehicle trustee.

10.4	2016-1 SUBI Servicing Supplement, dated as of February 17, 2016, among BMW FS, as servicer, Financial Services Vehicle Trust, as vehicle trust (“FSVT”), and BMW LP, as UTI Beneficiary, to the Basic Servicing Agreement, dated as of August 30, 1995, among FSVT, BMW LP and BMW FS.

10.5	SUBI Certificate Transfer Agreement, dated as of February 17, 2016, between BMW LP, as transferor, and BMW LLC, as transferee.

10.6	Issuer SUBI Certificate Transfer Agreement, dated as of February 17, 2016, between BMW LLC, as transferor, and the Trust, as transferee.

10.7	Amended and Restated Trust Agreement, dated as of February 17, 2016, between BMW LLC and Wilmington Trust, National Association, as owner trustee.

10.8	Issuer Administration Agreement, dated as of February 17, 2016, among BMW FS, as administrator, the Trust, BMW LLC, as transferor, and the Indenture Trustee.

10.9	Back-Up Security Agreement, dated as of February 17, 2016, among FSVT, BMW LP, BMW LLC, the Trust and the Indenture Trustee.

10.10	Asset Representations Review Agreement, dated as of February 17, 2016, among BMW FS, the Trust and Clayton Fixed Income Services, LLC, as asset representations reviewer.

10.11	Control Agreement, dated as of February 17, 2016, among BMW LLC, as transferor, the Trust, as initial-secured party and U.S. Bank National Association, as Indenture Trustee and as assignee-secured party.

36.1*	Depositor Certification, dated February 9, 2016 for shelf offerings of asset-backed securities.

*  Previously filed on Form 8-K on February 11, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BMW VEHICLE LEASE TRUST 2016-1

By:      BMW Financial Services NA, LLC,
as Administrator

By: /s/ Neal Crouch
Name:   Neal Crouch
Title:      Vice President – Finance & CFO (Interim)

By: /s/ Stefan Glebke
Name:   Stefan Glebke
Title:      Treasurer

FINANCIAL SERVICES VEHICLE TRUST

By:      BMW Financial Services NA, LLC,
as Servicer

By: /s/ Neal Crouch
Name:  Neal Crouch
Title:     Vice President – Finance & CFO (Interim)

By: /s/ Stefan Glebke
Name:  Stefan Glebke
Title:     Treasurer

BMW AUTO LEASING LLC

By: BMW Financial Services NA, LLC,
as Managing Member

By: /s/ Neal Crouch
Name:    Neal Crouch
Title:       Vice President – Finance (Interim)

By: /s/ Stefan Glebke
Name:  Stefan Glebke
Title:    Treasurer

Dated: February 17, 2016